EXHIBIT 32.2
Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Encore Wire Corporation (the “Company”) on Form 10-K for the annual period ended December 31, 2022, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Bret J. Eckert, Executive Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2023	By:	/s/ Bret J. Eckert
Bret J. Eckert Executive Vice President and Chief Financial Officer